Exhibit 10.3

FIRST AMENDMENT TO

LLC MEMBERSHIP INTEREST PURCHASE AGREEMENT

HOWE & UNIVERSITY, LLC

This First Amendment to LLC Membership Interest Purchase Agreement (“Amendment”) is entered into effective as of August 1, 2012, by and among ROGER A DREYER, an individual (“DREYER”), DREYER PROPERTIES, INC., a California corporation (“DPI”), UNIVERSITY CAPITAL MANAGEMENT, INC., a California corporation (“UCM”), RICHARD P. BERNSTEIN, an individual (“BERNSTEIN”), and WCRT Operating Partnership, L.P., a Delaware limited partnership (“WCRT”).

Explanatory Statement

A. On or about May 9, 2012, DREYER, DPI, UCM and BERNSTEIN, collectively as Sellers, and WCRT, as Purchaser, entered into a certain LLC MEMBERSHIP INTEREST PURCHASE AGREEMENT (“Purchase Agreement”) for the purchase and sale of all of the membership interests in Howe & University, LLC, a California limited liability company (“H&U”) to WCRT.

B. On or about July 31, 2012, H&U paid off its existing secured debt by refinancing and borrowing the sum of $9,550,000 from Union Bank of California, N.A. (the “Refinancing”).

C. The parties desire to amend the Purchase Agreement to reflect a change in the Purchase Price as a result of the Refinancing.

NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.        Paragraph 1.1 of the Purchase Agreement is amended to state that the Purchase Price shall be $18,920,588.00.

2.        The reference in Paragraph 1.1 of the Purchase Agreement to Section 1.4(b) is changed to Section 1.7(b).

3. This Amendment shall be governed in all respects by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

4. This Amendment and the Purchase Agreement embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such subject matters.

5.        This Amendment hereby provides for the amendment and revision of the Purchase Agreement to incorporate the terms and conditions set forth herein. Except as otherwise explicitly provided in this Amendment, the Purchase Agreement shall remain unchanged and in full force and effect in all respects.

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IN WITNESS WHEREOF, the parties have executed, or caused this Amendment to be executed, as of the date first set forth above.

LLC:

HOWE & UNIVERSITY, LLC

By:	/s/ Roger A. Dreyer
Name: Roger A. Dreyer
Title: President of Dreyer Properties, Inc., its Manager

SELLERS:

DREYER PROPERTIES, INC.
By:	/s/ Roger A. Dreyer
Name: Roger A. Dreyer
Title: President

/s/ Roger A. Dreyer

ROGER A. DREYER, individually

UNIVERSITY CAPITAL MANAGEMENT, INC.
By:	/s/ Jeffrey Berger
Name: Jeffrey Berger, President

/s/ Richard P. Bernstein
RICHARD P. BERNSTEIN, individually

PURCHASER:

WCRT OPERATING PARTNERSHIP, L.P.

By:	WEST COAST REALTY TRUST, its general partner
/s/ Jeffrey Berger
Name: Jeffrey Berger
Title: President, Chief Executive Officer and Chairman of the Board of Trustees

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